                                                                   Exhibit 10.43

Investor: ________________________________________________

                         SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT, dated as of June ___, 1996, by and among MEMRY CORPORATION, a corporation formed under the laws of the State of Delaware, with its principal office at 57 Commerce Drive, Brookfield, Connecticut 06804 (the "Company"), and the investor whose name is set forth at the top of this page ("Investor").

THE SECURITIES SOLD HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES COVERED HEREBY ARE BEING OFFERED IN RELIANCE UPON REGULATION S UNDER SUCH ACT AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE. TERMS USED IN THIS PARAGRAPH HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S.

--------------------------------------------------------------------------------

                              W I T N E S S E T H:

      WHEREAS, the Company has entered into an Asset Purchase Agreement, dated as of May 10, 1996, as amended, with Raychem Corporation ("Raychem") pursuant to which the Company will acquire certain assets of Raychem relating to the business of designing, developing, processing, manufacturing, and marketing shape memory alloy components (the "Acquisition"), which acquisition is scheduled to close on or around June 28, 1996 (such actual date of closing, the "Closing Date"); and

      WHEREAS, as part of the financing for the Acquisition, the Company desires to issue, in a securities offering pursuant to Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act"), up to 2,500,000 shares of the Company's Common Stock, par value $0.01 per share ("Common Stock"), at a purchase price of $2.00 per share (the "Offering"); and

      WHEREAS, the Company wishes to sell to Investor, and Investor wishes to purchase, the number of shares of Common Stock set forth below, on the terms and conditions set forth in this Agreement, as part of the Offering.

      NOW, THEREFORE, in consideration of the foregoing, and of the mutual promises contained herein, the Company and Investor hereby agree as follows:

      1.    Purchase and Delivery.

            (a) Subject to the terms and conditions of this Agreement, including without limitation the consummation of the Acquisition, Investor hereby subscribes for, and upon the Company's acceptance of such subscription on the Closing Date as evidenced by the Company's execution of this Agreement on the Closing Date, the Company agrees to sell and issue to Investor ________________
______________ (         ) shares of Common Stock (the "Securities"), for an
aggregate purchase price of ___________________ (the "Purchase Price"), being $2.00 per share. The sale of the Securities pursuant hereto is part of the Offering, which Offering shall terminate not later than June 24, 1996 (the "Termination Date").

            (b) Pending the closing of the Acquisition, the Purchase Price shall be deposited through electronic transfer prior to or on the Termination Date in the trust account maintained by Finn Dixon & Herling, the Company's counsel ("FD&H"), pursuant to the wire instructions set forth on Schedule A attached hereto. Upon and simultaneously with the closing of the Acquisition on the Closing Date, FD&H shall electronically transfer the Purchase Price to the Company; provided, however, if for any reason the Acquisition is not consummated on or by July 15, 1996, FD&H shall return the Purchase Price to Investor, without interest, unless otherwise agreed to by the parties.

            (c) Upon consummation of the Acquisition, the Company agrees that it shall cause to be delivered to Investor at Investor's address set forth on the signature page hereof a certificate representing the Securities promptly after the expiration of the forty-day restricted period under Regulation S of the Securities Act.

      2. Representations and Warranties of Investor. Investor hereby represents and warrants to the Company, and acknowledges and intends that the Company rely thereon, as follows:

            (a) Investor will not sell, assign, pledge, transfer, or otherwise dispose of, whether directly or indirectly, all or any portion of the Securities purchased hereby to any person or entity without complying with applicable securities laws and the transaction restrictions set forth in Section 4 hereof;

            (b) Investor is acquiring the Securities for Investor's own account, for investment purposes only and not with a view to any distribution of the Securities and no other person has a direct or indirect beneficial interest in the Securities;

            (c) Investor acknowledges and agrees that the Company has informed Investor that the Securities are not registered under any securities laws, and therefore that (absent registration under or exemption from applicable securities laws) the Securities are subject to substantial restrictions on transfer and the Securities may not be transferred for an indefinite period of time;

            (d) Investor has investigated the purchase of the Securities to the extent Investor deems necessary or desirable, and the Company has provided Investor with any assistance in connection therewith which Investor has requested. Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of the acquisition of the Securities and of making an informed investment decision with respect thereto and Investor has the ability to bear the economic risk of an investment in the Company and to withstand a complete loss of its investment. Investor is financially able to hold the Securities for an indefinite period of time;

            (e) Investor is not relying on the Company or any of its directors, officers, employees, or agents for guidance with respect to tax and other applicable laws of any jurisdiction, or other economic considerations, and Investor has been furnished by the Company with all information Investor has deemed necessary or appropriate in order to form an informed investment decision concerning the purchase of the Securities. Investor has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of Investor's purchase of the Securities and has been afforded the opportunity to obtain any additional information (to the extent that the Company had such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of information otherwise furnished by the Company;

            (f) Investor understands that no United States federal or state agency or any agency of any other government has passed upon or made any recommendation or endorsement of any investment in the Company;

            (g) Investor is not any of the following (each of the following, a "U.S. Person"):

                  (i) any natural person resident in the United States;

                  (ii) any partnership or corporation organized or incorporated under the laws of the United States;

                  (iii) any estate of which any executor or administrator is a U.S. Person;

                  (iv) any trust of which any trustee is a U.S. Person;

                  (v) any agency or branch of a foreign entity located in the United States;

                  (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

                  (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

                  (viii) any partnership or corporation if:

                        (A) organized or incorporated under the laws of any foreign jurisdiction; and

                        (B) formed by a U.S. Person principally for the purpose
            of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

            (h) If Investor is an organization, Investor; (i) has not been organized for the purpose of purchasing the Securities, or (ii) has been organized for the purpose of purchasing the Securities and has made the representations and warranties contained in this Agreement with respect to and on behalf of all of the beneficial owners thereof;

            (i) If Investor is an organization, that (i) this Agreement and the transactions contemplated hereby have been duly authorized by all necessary directors, officers, trustees, partners, or other necessary persons of Investor and will not violate any agreement to which Investor is a party; (ii) the undersigned natural person executing this Agreement on behalf of Investor has the requisite right, power, capacity, and authority under Investor's governing instruments, a copy of which shall be provided to the Company at its request, to enter into this Agreement; (iii) this Agreement will be binding on and enforceable against Investor in accordance with its terms; and (iv) the undersigned natural person, as well as Investor, will be duly subject to the provisions of Paragraph 3;

            (j) Investor is an "accredited investor" as such term is defined in Rule 501 adopted pursuant to the United States Securities Act;

            (k) Investor understands and acknowledges that the Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons (other than distributors, as defined in Regulation S) unless the Securities are registered under the Securities Act, or pursuant to an exemption from the registration requirements of the Securities Act;

            (l) Until 40 days after the Closing Date, Investor will offer or sell the Securities only in accordance with Rule 903 of Regulation S under the Securities Act; and

            (m) None of Investor, its affiliates (as defined in Rule 251 promulgated under the Securities Act) nor any persons acting on its or their behalf have engaged or will engage in any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S with respect to the Securities.

      3. Indemnification. Investor hereby indemnifies, and agrees to hold harmless, the Company, each corporation and entity affiliated with the Company, and the stockholders, partners, officers, directors, employees, professional advisors, and agents of each of the foregoing, from and against any and all loss, damage, liability or expense, including reasonable attorneys' fees and other legal expenses, which the indemnified party may incur by reason of or in connection with any misrepresentation made by Investor, any breach of any of Investor's representations and warranties, or Investor's failure to fulfill any of its covenants or agreements under this Agreement.

      4.    Miscellaneous

            (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut, U.S.A., without regard to its conflicts of law rules or principles. The parties acknowledge, however, that they have executed and delivered this Agreement in ____________________________ and that the sale of the Securities has occurred in _________________________
_______________________________.

            (b) This Agreement constitutes the entire agreement between the parties hereto with respect to Investor's purchase of the Securities, and no amendment, alteration, or modification of this Agreement shall be valid, unless such amendment, alteration, or modification is expressed in a written instrument duly executed by Investor and the Company.

            (c) This Agreement shall inure to the benefit of and be binding upon the successors, assigns, legal representatives, executors, and/or administrator of Investor and the Company, but shall not be assignable by Investor.

            (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (e) If any of the provisions contained herein shall be deemed to be unenforceable for any reason, the parties hereto agree this Agreement shall be interpreted so as to be enforceable to the greatest extent possible.

            (f) Investor's representations, warranties, and indemnification obligations contained herein shall survive the acceptance hereof.

                       SIGNATURE PAGE - INDIVIDUALS ONLY
                       (ORGANIZATIONS ON FOLLOWING PAGE)

                                                --------------------------------
                                                Name(s) of Investor(s)
                                                (Please Print)

                                                --------------------------------
                                                Signature of Investor(s)

                                                --------------------------------
                                                Signature of Joint Investor
                                                (if any)

Home Address: _____________________________________________________

              _____________________________________________________

Home Telephone Number:_____________________________________________

ACCEPTED AND AGREED:
MEMRY CORPORATION

By:
   ---------------------------------
    Name:
    Title:
    Date:

ACCEPTED AND AGREED WITH RESPECT TO SECTION 1(b) ONLY:
FINN DIXON & HERLING

By: ______________________________, a partner
    Name:

                      SIGNATURE PAGE - ORGANIZATION ONLY
                        (INDIVIDUALS ON PREVIOUS PAGE)

                                                ________________________________
                                                Name(s) of Investor(s)
                                                (Please Print)

                                                ________________________________
                                                Signature of Investor(s)

Type of Organization (e.g., Corporation, Trust, Limited
Partnership, General Partnership):

________________________________________________________________________________

Jurisdiction of Formation or Incorporation:_____________________________________

Address of Principal Office:____________________________________________________

________________________________________________________________________________

Business Telephone Number:______________________________________________________

List any other person(s) who should receive copies of correspondence sent to the organization, if any:

Name:___________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

ACCEPTED AND AGREED:
MEMRY CORPORATION

By:____________________________________
    Name:
    Title:
    Date:

ACCEPTED AND AGREED WITH RESPECT TO SECTION 1(b) ONLY:
FINN DIXON & HERLING

By:_______________________________, a partner
    Name:

                                                                      SCHEDULE A

                               WIRE INSTRUCTIONS

The Purchase Price is to be sent by electronic transfer, in immediately available funds, pursuant to the terms of this Agreement, to:

Shawmut Bank
777 Main Street
Hartford, Connecticut
Attention:  Wire transfer department

ABA Number 011900445, for credit to the account of Finn Dixon & Herling Trust Account, account number 6674 7952

Form of Securities Purchase Agreement executed, as of June 28, 1996, by:

1.    Conoreq S.A. - 1,000,000 shares of Common Stock for $2,000,000.

2. Banque Pour L'Industrie Francaise ref: GAN - 250,000 shares of Common Stock for $500,000.

3. Banque Privee Edmond De Rothschild S.A. - 750,000 shares of Common Stock for $1,500,000.